UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FEDERAL SIGNAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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***Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 26, 2016

Meeting Information
FEDERAL SIGNAL CORPORATION	Meeting Type:	Annual Meeting
	For holders as of:	March 04, 2016
	Date: April 26, 2016	Time: 8:30 AM CDT
	Location:	Regency Towers Conference Ctr.
1515 West 22nd Street
Oak Brook, IL 60523

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

FEDERAL SIGNAL CORPORATION
ATTN: DANIEL A. DUPRE
1415 W. 22ND STREET, STE. 1100
OAK BROOK, IL 60523-2004
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement	2. Annual Report on Form 10K
How to View Online:
Have the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
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by the arrow à	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow à	XXXX XXXX XXXX XXXX	available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Nine Directors
Nominees
	01) James E. Goodwin	06) William F. Owens
	02) Paul W. Jones	07) Brenda L. Reichelderfer
	03) Bonnie C. Lind	08) Jennifer L. Sherman
	04) Dennis J. Martin	09) John L. Workman
05) Richard R. Mudge

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Approve, on an advisory basis, our named executive officer compensation.

3.	Ratify the appointment of Deloitte & Touche LLP as Federal Signal Corporation's independent registered public accounting firm for fiscal year 2016.

NOTE: This proxy also may be voted in the discretion of the proxies, on any matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. Should a nominee be unable to serve, this proxy may be voted for a substitute selected by the Board of Directors.